UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

MNP Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-107002	91-1918324
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Bahnhofstrasse 9, 6341 Baar, Switzerland
(Address of principal executive offices) (Zip Code)

+41 (44) 718 10 30
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 15, 2015, MNP Petroleum Corporation filed a Current Report on Form 8-K to disclose the acquisition of a 65% interest in EPA.at Beteiligungsgesellschaft mbH (“EPA”), an Austria registered company, for total consideration of US$12 million to the seller, Kavsar General Trading FZE. EPA holds 57.42% of the equity interest in the Tajik company, Petroleum Sugd; the remaining 42.58% equity interest in Petroleum Sugd is held by the Tajik state oil company, Sugdnaftugaz. Petroleum Sugd owns ten producing oil fields.

This Amendment No. 2 on Form 8-K/A is being filed to amend the unaudited pro forma financial statements (the “Previous Pro Forma Financial Statements”) filed with the Amendment No.1 on Form 8-K/A filed on April 24, 2015. The Previous Pro Forma Financial Statements were prepared using the equity method. Due to the unavailability of timely financial statements of Petroleum Sugd, we have decide to prepare the pro forma financial statements using the cost method and are filing this Amendment No. 2 on Form 8-K/A to file the amended pro forma financial information using the cost method.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited financial statements of EPA at December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012 are filed hereto as Exhibit 99.1.

The unaudited financial statements of EPA at September 30, 2014 and December 31, 2013 and for the nine month periods ended September 30, 2014 and 2013 are filed as Exhibit 99.2.

(b)	Pro forma financial information.

The unaudited pro forma financial statements of MNP Petroleum Corporation at September 30, 2014 and for the nine month period ended September 30, 2014 and the unaudited pro forma statement of comprehensive loss of MNP Petroleum Corporation for the year ended December 31, 2013, giving effect to the acquisition of EPA are filed hereto as Exhibit 99.3.

(c)	Exhibits.

No.	Description

23.1	Consent of BDO AG

99.1	Audited financial statements of EPA at December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012.

99.2	Unaudited financial statements of EPA at September 30, 2014 and December 31, 2013 and for the nine month periods ended September 30, 2014 and 2013.

99.3	Unaudited pro forma financial statements of MNP Petroleum Corporation at September 30, 2014 and for the nine month period ended September 30, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MNP PETROLEUM CORPORATION

By:

/s/ Peter-Mark Vogel
Peter-Mark Vogel
Chief Financial Officer, Treasurer and Secretary
Date: May 15, 2015